BRIDGE BUILDER TRUST
Bridge Builder Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)
Supplement dated June 18, 2026
to the Prospectus dated October 27, 2025, as supplemented
This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.
Los Angeles Capital Management LLC (“LA Capital”) now serves as a sub‑adviser to an allocated portion of the Small/Mid Cap Growth Fund pursuant to an investment sub‑advisory agreement (the “LA Capital Sub‑Advisory Agreement”) among Olive Street Investment Advisers, LLC, LA Capital and Bridge Builder Trust (the “Trust”). The approval of the LA Capital Sub‑Advisory Agreement by the Trust’s Board of Trustees was previously announced in a supplement dated June 5, 2026.
Accordingly, the Prospectus is hereby supplemented and revised as follows:

1.
The fifth paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Growth Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub‑adviser. The Adviser allocates Fund assets for each investment strategy to the following Sub‑advisers: Artisan Partners Limited Partnership (“Artisan Partners”), Driehaus Capital Management LLC (“Driehaus”), Eagle Asset Management, Inc. (“Eagle”), Federated MDTA LLC (“Federated MDT”), Los Angeles Capital Management LLC (“LA Capital”), Russell Investment Management, LLC (“RIM”), and Stephens Investment Management Group, LLC (“SIMG”). The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

2.	The following paragraph is hereby added to the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Growth Fund”:
LA Capital’s Principal Investment Strategies
In managing its portion of the Fund’s assets, LA Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of small and mid‑capitalization equity securities and, through the use of statistical tools, estimates expected returns based on each security’s risk characteristics and the expected return to each characteristic in the current market environment. Security weights are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. LA Capital also employs monitoring tools and certain additional constraints to ensure compliance with guidelines and Fund regulations. The portfolio is rebalanced periodically using the quantitative model. As economic conditions change and investor risk preferences evolve, LA Capital’s forecasts will change accordingly. LA Capital will ordinarily seek to almost fully invest its allocated portion of the Fund’s portfolio.

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3.	The following table is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Growth Fund”:
LA Capital

Portfolio Managers	Position with LA Capital	Length of Service to the Fund
Daniel Arche, CFA	Director of Portfolio Strategy and Senior Portfolio Manager	Since June 2026
Daniel Allen, CFA	Chief Executive Officer and President	Since June 2026
Anthony Arefian, CFA	Senior Managing Director	Since June 2026
Edward Rackham, PhD	Chief Investment Officer	Since June 2026

4.
The last paragraph under the sub‑section entitled “Bridge Builder Small/Mid Cap Growth Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser allocates assets of the Small/Mid Cap Growth Fund to the following Sub‑advisers: Artisan Partners, Driehaus, Eagle, Federated MDT, LA Capital, RIM, and SIMG. The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

5.
The following paragraph is hereby added to the sub‑section entitled “Bridge Builder Small/Mid Cap Growth Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

LA Capital’s Principal Investment Strategies
In managing its portion of the Small/Mid Cap Growth Fund’s assets, LA Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of small and mid‑capitalization equity securities and, through the use of statistical tools, estimates expected returns based on each security’s risk characteristics and the expected return to each characteristic in the current market environment. Security weights are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. LA Capital also employs monitoring tools and certain additional constraints to ensure compliance with guidelines and Fund regulations. The portfolio is rebalanced periodically using the quantitative model. As economic conditions change and investor risk preferences evolve, LA Capital’s forecasts will change accordingly. LA Capital will ordinarily seek to almost fully invest its allocated portion of the Small/Mid Cap Growth Fund’s portfolio.

6.	The following disclosure is hereby added as the eighth paragraph in the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Management of the Funds”:
A discussion regarding the Board’s considerations in connection with the approval of the Sub‑advisory Agreement with LA Capital, with respect to the Small/Mid Cap Growth Fund, will be available in the Fund’s reports filed on Form N‑CSR, which will cover the period from January 1, 2026 to June 30, 2026.

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7.	The following disclosure is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers – Small/Mid Cap Growth Fund” under the section entitled “Management of the Funds”:
LA Capital
LA Capital, 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025, serves as a Sub‑adviser to the Small/Mid Cap Growth Fund under a sub‑advisory agreement with the Adviser on behalf of the Small/Mid Cap Growth Fund. LA Capital is registered as an investment adviser with the SEC and was founded in 2002. As of May 31 2026, LA Capital had assets under management of approximately $37.5 billion.
Portfolio Managers:
Daniel Arche, CFA, Daniel Allen, CFA, Anthony Arefian, CFA, and Edward Rackham, PhD, have served as portfolio managers of the Small/Mid Cap Growth Fund since June 2026.
Mr. Arche, CFA, is the Director of Portfolio Strategy and a Senior Portfolio Manager of LA Capital. He joined LA Capital in 2007 as an Analyst. He became a Portfolio Manager in 2010 and a Senior Portfolio Manager in 2020. Mr. Arche holds a B.A. from the University of Southern California.
Mr. Allen, CFA, is the Chief Executive Officer and President of LA Capital. He joined LA Capital in 2009 as the Director of Global Equities. He became Director of Global Equities and a Senior Portfolio Manager in 2016 and President and a Senior Portfolio Manager in 2017. Mr. Allen holds a BBA from Pacific Lutheran University and an MBA from the University of Chicago Booth School of Business.
Mr. Arefian, CFA, is a Senior Managing Director of LA Capital. He joined LA Capital in 2010 as an Associate. He became an Associate Director in 2014 and a Director in 2022. Mr. Arefian holds a BS from the University of Southern California and an MBA from the UCLA Anderson School of Management.
Dr. Rackham, PhD, is the Chief Investment Officer of LA Capital. He joined LA Capital in 2011 as the Director of Risk Management. He became the Co‑Director of Research in 2016 and Co‑Chief Investment Officer in 2022. Dr. Rackham holds an MChem from the University of Oxford and a PhD from the University of Oxford.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

Supplement dated June 18, 2026

to the Statement of Additional Information (“SAI”) dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Los Angeles Capital Management LLC (“LA Capital”) now serves as a sub-adviser to an allocated portion of the Small/Mid Cap Growth Fund pursuant to an investment sub-advisory agreement (the “LA Capital Sub-Advisory Agreement”) among Olive Street Investment Advisers, LLC, LA Capital and Bridge Builder Trust (the “Trust”). The approval of the LA Capital Sub-Advisory Agreement by the Trust’s Board of Trustees was previously announced in a supplement dated June 5, 2026.

Accordingly, the SAI is hereby supplemented and revised as follows:

1.	The following disclosure is hereby added to the sub-section entitled “Small/Mid Cap Growth Fund” under the section entitled “The Funds’ Investment Teams”:

LA Capital, 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. LA Capital is a California limited liability company organized in 2002. It is owned by key employees through its parent holding companies, LACM Holdings Inc. and LACM Equity LLC (collectively, the “Parent Company”). Thomas D. Stevens, Chairman, holds a controlling equity interest in the Parent Company. For its services as a Sub-adviser, LA Capital is entitled to receive a fee from the Small/Mid Cap Growth Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of May 31, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Daniel Allen, CFA	16	$7.2 billion	23	$11.2 billion	30	$8.0 billion
Daniel Arche, CFA	13	$7.1 billion	10	$5.0 billion	11	$938 million
Anthony Arefian, CFA	4	$2.8 billion	0	$0	11	$6.1 million
Edward Rackham, PhD	6	$3.3 billion	1	$823 million	7	$4.0 million

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Accounts Subject to Performance Fees
Daniel Allen, CFA	0	$0	7	$2.9 billion	9	$5.3 billion
Daniel Arche, CFA	0	$0	4	$2.3 billion	1	$25 million
Anthony Arefian, CFA	0	$0	0	$0	0	$0
Edward Rackham, PhD	0	$0	1	$823 million	0	$0

As of May 31, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. LA Capital has adopted policies and procedures, including brokerage and trade allocation policies and procedures, which LA Capital believes are reasonably designed to manage, monitor and prevent LA Capital from inappropriately favoring one account over another. Procedures adopted by LA Capital seek to treat all clients fairly and equally over time and to mitigate conflicts among accounts. Client accounts are managed independent of one another in accordance with client specific mandates, restrictions, and instructions as outlined in the investment management agreement, and such restrictions and instructions are monitored for compliance with the client’s investment guidelines.

LA Capital manages separate account mandates side-by-side with commingled funds or proprietary accounts in which LA Capital or its employees have an economic interest. This raises potential conflicts of interest with respect to allocation of investment opportunities because LA Capital has an incentive to favor certain accounts over other accounts that may be less lucrative to LA Capital or its affiliates, or to favor accounts in which it or its affiliates or employees are invested. In addition, the portfolio managers’ day-to-day management of multiple accounts creates a conflict of interest. Members of the portfolio management team know the size and timing of account trades, and as a result, it is possible that the portfolio managers could use this information to the advantage of certain accounts they manage and to the possible detriment of other accounts.

Furthermore, LA Capital provides investment advisory services for many clients and most advisory agreements involve customized mandates, restrictions, launch dates, overlapping benchmark constituents, and guidelines. This side-by-side management can result in investment positions or actions taken for one client account that differ from those taken in another client account, in situations where trades in one account closely precede transactions in the same securities in a different account, or in situations where clients receive different execution prices when trading the same security during the same trading day but at different times. For example, one client account can engage in short sales of or take a short position in an investment that at the same time is owned or being purchased long by another client account. Conversely, LA Capital could hold a long position in an account while at the same time taking a short position on the same issuer in another account. These situations occur due to differences in the risk and guideline constraints and exposures governing a client’s account in comparison to the other accounts managed by LA Capital. In addition, as a result of the liquidity characteristics of the securities within certain strategies, larger accounts could require extended trading horizons and experience lower completion rates on orders, higher transaction costs, and reduced performance when compared to smaller accounts in the same strategy. Additionally, certain accounts and strategies (including LA Capital proprietary accounts) have higher turnover, creating more competition between and among client accounts, which can result in increased transaction costs, decreased liquidity in an investment, and/or impacts on the security price. These positions and actions can adversely affect or benefit different accounts at different times. Similarly, the order of account rebalances may work on some occasions to the account’s advantage or disadvantage. LA Capital does not seek to ensure that all accounts receive identical execution results but seeks to manage such conflicts in a manner it believes to be fair and equitable over time.

LA Capital maintains and trades one or more proprietary accounts using strategies that may be similar or substantially different than those employed for client accounts. The management of these proprietary accounts creates conflicts of interest. In particular, LA Capital has an incentive to allocate investment opportunities, execution priority, or account risk in a manner that could favor proprietary accounts over client accounts, and proprietary accounts may trade with fewer constraints, smaller capital bases, or different liquidity considerations than client accounts. As client accounts and proprietary accounts invest in the same securities LA Capital recognizes that differences in execution timing and strategy give rise to conflicts of interest.

From time to time, enhancements to LA Capital’s investment or trading strategies may be implemented incrementally, rather than simultaneously, across accounts pursuing similar or identical investment objectives. In addition, LA Capital may evaluate certain enhancements in proprietary accounts before broader implementation. These practices may cause differences in implementation timing and results among accounts.

LA Capital takes reasonable steps to ensure fair treatment for clients in accordance with the requirements of applicable law. LA Capital will seek to achieve best execution on all trades by making well-informed execution decisions intended to maximize client value under prevailing circumstances while minimizing overall trading and implicit and explicit implementation costs. The implementation of account decisions is decided without consideration of LA Capital’s (or any of its personnel’s) pecuniary investment, or other financial interests, including without consideration of the different fees or compensation LA Capital receives from clients. Furthermore, LA Capital does not invest the assets of separately managed client accounts in commingled funds sponsored by LA Capital.

LA Capital has developed a proprietary Brokerage Allocation Randomization system designed for objectively pairing which equity broker-dealer to use when executing an account’s transactions based on regional market eligibility and suitability characteristics, as well as the broker’s perceived execution capabilities within such regional markets. The Brokerage Allocation Randomization system is automated on a weekly basis with a new pairing selection output each week. The chief trading officer or his/her designee may permit an exception to the randomization output for a variety of reasons, including but not limited to broker availability, news absorbed post-randomization, commission recapture directives, etc. For U.S. strategy accounts, equity brokers are assigned through randomized logic and the accounts are subsequently assigned to a trader by the chief trading officer or designee. For non-U.S. strategy accounts, equity brokers are assigned by randomized logic across global regions or based on strategy (e.g., emerging markets). To facilitate the Brokerage Allocation Randomization system, LA Capital’s Best Execution Committee reviews its approved equity brokers to determine regional or strategy-specific suitability and to establish standards of peer equivalency for broker eligibility in various regional markets. This general selection randomization based on review of fundamental execution quality is intended to mitigate incentives to actively direct commissions to a particular equity broker.

LA Capital uses a variety of different trading strategies and techniques in its efforts to achieve best execution for accounts. The trading strategies applied by LA Capital’s traders and/or portfolio managers may differ depending on the investment strategy, guideline restrictions, market conditions, liquidity considerations, client activity, risk tolerance levels, and/or other relevant considerations.

Account trading strategies include, but are not limited to, varying the frequency and order of account rebalances (e.g., daily, weekly, semi-monthly, monthly, or quarterly ), varying the grouping of accounts or markets traded within accounts on a particular day (e.g., trading U.S. accounts before global accounts, or rotating strategies by week), varying account turnover, aggregating trade lists, aggregating specific names within trade lists, varying names traded as a block, using third-party algorithms, using limit orders, and adjusting executing broker-dealer trade strategy instructions. LA Capital reserves the right to evaluate and implement trading strategies, methods, and processes to further its best execution mandate for client accounts.

Trading frequency for each account is determined based on a variety of factors including the applicable strategy, investment guidelines, risk metrics and turnover goals. While most accounts are currently traded at least semi-monthly, certain accounts may trade more or less frequently depending on such things as turnover goals, market conditions, and other factors unique to the strategy or markets in which the account is invested.

Proprietary accounts are traded in rotation with other similarly managed client accounts. Proprietary accounts may not receive execution priority, sequencing advantages, or preferential liquidity access due to account size, flexibility, or frequency of trading.

While each client account is managed individually with trade allocations determined prior to placing each trade with the broker, LA Capital may, at any given time, purchase or sell the same security in a block that is allocated across multiple accounts. LA Capital will generally execute transactions on an aggregate basis when it believes such aggregation is consistent with its duty to achieve best execution and complying with the account’s investment guidelines. As such, LA Capital, from time to time, evaluates account trade lists for sizable or potentially illiquid transactions that may be aggregated across several concurrent account rebalances. There are a number of variables that can influence a decision to aggregate purchases or sales into a block, including but not limited to, order size, liquidity, client trading directives, regulatory constraints, round lot requirements, and cash flows. Decisions regarding the inclusion or exclusion of specific accounts in a block transaction give rise to potential for conflicts of interest, and aggregation may operate on some occasions to the advantage of the account and on other occasions to the account’s disadvantage. LA Capital’s policies and procedures are designed to treat all clients fairly. LA Capital is not required to aggregate any particular trade. For example, an account with directed brokerage may be excluded from participating in certain block trades.

LA Capital manages accounts for which it charges a performance-based fee, an asset-based management fee, a flat fee, a combination of these types of fees, or no fees. LA Capital’s portfolio management team manage accounts in the same strategy that are charged fees under different fee rates and structures.

The management of accounts with performance-based fees has the potential to cause a conflict of interest by creating an incentive to favor accounts with performance-based fees over those without a performance fee in order to generate greater revenue for LA Capital. A similar conflict exists from managing client accounts paying a higher asset-based fee than other accounts or accounts containing assets owned by LA Capital, its employees, or its owners. Performance-based fee arrangements and higher fee-paying accounts create an incentive for LA Capital to recommend investments which may be riskier or more speculative than those which would be recommended under a flat fee, asset-based fee, or lower or no fee arrangement, as applicable.

Compensation. LA Capital’s portfolio managers participate in a competitive compensation program that is aimed at attracting and retaining talented employees with an emphasis on disciplined risk management, ethics and compliance-centered behavior. No component of LA Capital’s compensation policy or payment scheme is tied directly to the performance of one or more client portfolios or funds.

Each of LA Capital’s portfolio managers receives a base salary fixed from year to year. In addition, the portfolio managers participate in LA Capital’s profit sharing plan. The aggregate amount of the contribution to LA Capital’s profit sharing plan is based on the overall profitability of LA Capital with amounts paid to individual employees based on their relative overall compensation up to applicable legal limits. Each of the portfolio managers also is an equity holder of LA Capital and receives compensation based upon LA Capital’s overall profits. The portfolio managers are also eligible to receive a discretionary bonus from LA Capital.

2. The first paragraph in Appendix B of the SAI is here deleted and replaced in its entirety with the following:

The following information is a summary of the proxy voting guidelines for the Adviser and Sub-advisers.

OLIVE STREET INVESTMENT ADVISERS, LLC (the “Adviser”)

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

ARTISAN PARTNERS LIMITED PARTNERSHIP

ROBERT W. BAIRD & CO., INC.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC

BLACKROCK INVESTMENT MANAGEMENT, LLC

BOSTON PARTNERS GLOBAL INVESTORS, INC.

CAPITAL INTERNATIONAL, INC.

DIAMOND HILL CAPITAL MANAGEMENT, INC.

DODGE & COX

DRIEHAUS CAPITAL MANAGEMENT LLC

EAGLE ASSET MANAGEMENT, INC.

FEDERATED MDTA LLC

FIAM LLC

JENNISON ASSOCIATES LLC

J.P. MORGAN INVESTMENT MANAGEMENT INC.

LAZARD ASSET MANAGEMENT LLC

LOOMIS, SAYLES & COMPANY, L.P.

LOS ANGELES CAPITAL MANAGEMENT LLC

LSV ASSET MANAGEMENT

MACKAY SHIELDS LLC

MARATHON ASSET MANAGEMENT LIMITED

MASSACHUSETTS FINANCIAL SERVICES COMPANY

METROPOLITAN WEST ASSET MANAGEMENT, LLC

MONDRIAN INVESTMENT PARTNERS LIMITED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PGIM, INC.

PZENA INVESTMENT MANAGEMENT, LLC

RUSSELL INVESTMENT MANAGEMENT, LLC

SILVERCREST ASSET MANAGEMENT GROUP LLC

STEPHENS INVESTMENT MANAGEMENT GROUP, LLC

SUSTAINABLE GROWTH ADVISERS, LP

T. ROWE PRICE ASSOCIATES, INC.

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

WCM INVESTMENT MANAGEMENT, LLC

WELLINGTON MANAGEMENT COMPANY LLP

(collectively, the “Sub-advisers”)

3.	The following proxy policy is added to Appendix B of the SAI:

Los Angeles Capital Management LLC

Proxy Policy

Revised February 20, 2025

I.	Introduction

Los Angeles Capital Management LLC (“Los Angeles Capital” or the “Firm”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with U.S. Securities and Exchange Commission (“SEC”) Rule 206(4) - 6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and its obligations under the Employee Retirement Income Security Act of 1974 (“ERISA”). Los Angeles Capital provides investment advisory or sub-advisory services to various types of institutional clients. When clients give Los Angeles Capital the authority to vote proxies held in their client accounts such authority is specified in the advisory contract or other governing agreements.

II.	Proxy Policy Statement

Los Angeles Capital has retained Glass, Lewis & Co., LLC (“Glass Lewis”) an unaffiliated third-party, to act as an independent proxy voting agent. Glass Lewis provides proxy analysis, voting recommendations and administration, recordkeeping, and manages other operational and reporting matters of the proxy voting process. If at any time a material conflict arises in connection with the Firm voting proxies for a client account, it would be resolved in the best interest of the client.

When Los Angeles Capital is given proxy voting authority together with a client’s voting policy, the Firm oversees compliance with such policy. When the client elects to use the Firm’s standard proxy guidelines, the Firm will vote in accordance with the guidelines approved by the Firm’s Proxy Committee (“Committee”). The Committee has approved the use of Glass Lewis’ market-based U.S. and Global guidelines1, as may be modified from time to time (the “Firm’s Guidelines”). Clients with specific proxy voting goals may direct the Firm to apply a thematic set of proxy guidelines developed

1 https://www.glasslewis.com/voting-policies-current/

by Glass Lewis or provide the Firm with an alternative set of custom guidelines for use in voting proxies for the client’s account.

A.	Proxy Voting Guidelines

On an annual basis, the Committee reviews the Firm’s Guidelines. Members of the Committee also selectively review a sampling of the voting recommendations and the related proxy materials in determining whether to modify the approved Firm Guidelines.

Where the Firm has proxy voting authority, the Firm ultimately retains the right to cast each vote on a case-by-case basis, taking into consideration the applicable proxy guidelines including any contractual obligations or the specific voting policy of the particular portfolio as well as all relevant facts and circumstances including information that might be gathered from sources beyond Glass Lewis. Management of issuers, as well as other interested parties, will sometimes release supplemental information to the proxy statement that relates to a pending proxy vote. Glass Lewis and the Firm will not always be able to consider such additional information depending on the timing of its release and voting deadlines.

In the event there is a disagreement with the Glass Lewis analysis as to a particular vote, the Committee will determine whether it is appropriate to vote contrary to the Glass Lewis recommendation provided that such decision is consistent with the approved guideline. In the rare circumstance that the Committee believes it is in the best interest of a client to vote contrary to an approved guideline, the Committee will seek client consent prior to placing a vote that is contrary to such approved guideline(s).

Los Angeles Capital recognizes that a client may issue specific directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. The Firm requires that the advisory or sub-advisory contract specify such instructions, including instructions as to how those votes will be managed, particularly where they differ from the Firm’s Guidelines.

It is unlikely that serious conflicts of interest will arise in the context of the Firm’s proxy voting because the Firm does not engage in other financial businesses such as brokerage or managing public companies, underwriting, or investment banking. Nevertheless, should a conflict of interest arise in connection with proxy voting or Glass Lewis, such conflict will be handled as described below under Section IV B, “Conflicts of Interest.” As a matter of policy, the Firm and its employees are required to put the interests of clients ahead of their own.

B.	Limitations

In limited circumstances, the Firm may elect to abstain from voting or may be unable to vote a client’s proxy. These circumstances include:

•	Where the Firm concludes that the effect on shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant.
•

Where the securities related to the vote participate in a securities lending program and are out on loan. In many cases, where a client directs the securities lending, Los Angeles Capital may not be aware when the security is out on loan and thus may not be able to recall the security before the record date, subject to the Special Considerations outlined below.

•	Where the related securities are issued in a country that participates in share blocking because it is disruptive to the management of the portfolio.

•

Where multiple global custodian accounts roll up into one omnibus sub-custodian account. In the specific markets where this may occur, the account managed by Los Angeles Capital is not registered individually. Therefore, if ballots are voted differently for the underlying accounts, the omnibus vote is considered split and is rejected.

•	Where in the Firm’s judgement the unjustifiable costs[2] or disadvantages of voting the proxy would exceed the anticipated benefit of voting (e.g., certain non-U.S. securities).
•	Where a required Power of Attorney is not on file or it is not feasible to get one on file.
•	Where a meeting involves an issuer or transaction with a relevant U.S. or non-U.S. sanctioned entity or individual.

C.	Special Considerations

Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations, individual client direction, and special guideline arrangements will dictate how voting will be done in these cases.

Mutual Funds

Where the Firm votes proxies for a mutual fund that it sub-advises, unless otherwise directed and agreed with such fund and its adviser, the proxies typically will be voted in accordance with the Firm’s proxy guidelines. Proxies of a mutual fund’s portfolio companies may be voted in accordance with resolutions or other instructions from an authorized person of the fund.

ERISA Accounts

The Department of Labor (“DOL”) rules emphasize that a fiduciary’s duties extend to management of shareholder rights including with respect to proxy voting. Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions. The DOL rules require voting with a focus on relevant risk-return factors and not voting in a manner that sacrifices investment returns or takes on risks that promote benefits or goals unrelated to the interests of participants and beneficiaries. Where the Firm has authority to vote proxies for an ERISA account, the Firm employs the Firm’s Guidelines unless otherwise specifically directed by the ERISA plan fiduciary. Where the Firm has authority to vote proxies for a commingled fund that is an ERISA plan asset fund, the Firm employs the Firm’s Guidelines.

Securities Lending Program

Certain situations where Los Angeles Capital may recall securities on loan to vote proxies, if operationally feasible, include: (i) where Los Angeles Capital deems a holding materially significant, (ii) where Los Angeles Capital is directing the securities lending, or (iii) where a client has made arrangements with its custodian to permit standing instructions for the recall of securities out on loan and Los Angeles Capital has agreed to implement the standing instructions.

2 The Department of Labor has indicated that such costs include, but are not limited to, expenditures related to developing proxy resolutions, proxy voting services and the analysis of the likely net effect of a particular issue on the economic value of the plan’s investment. Fiduciaries must take into consideration whether the exercise of its rights to vote a proxy is expected to have an effect on the economic value of the plan’s investment that will outweigh the costs of exercising such rights. With respect to proxies for shares of foreign corporations, a fiduciary, in deciding whether to purchase shares of a foreign corporation, should consider whether any additional difficulty and expense in voting such shares is reflected in their market price.

III.	Responsibility and Oversight

The Committee was established to provide oversight to the proxy voting process and is responsible for developing, implementing, and updating the Firm’s proxy policy, reviewing approving, and/or formulating the Firm’s Guidelines, selecting and overseeing the third-party proxy vendor, identifying any conflicts of interest, determining the votes for issues it elects to vote independently from, or that cannot be voted by, Glass Lewis, monitoring legislative and corporate governance developments surrounding proxy issues, and meeting to discuss any material issues regarding the proxy voting process. The Committee meets annually and as necessary to fulfill its obligations.

As part of the Committee’s ongoing oversight of its third-party proxy vendor, the Committee considers (i) the adequacy and quality of the proxy vendor’s staffing and personnel; (ii) the presence of conflicts and processes to address those conflicts; (iii) the robustness of the proxy vendor’s policies and procedures for ensuring that its recommendations are based on current and accurate information; and (iv) any other appropriate considerations as to the nature and quality of the proxy vendor’s services. In addition, Compliance conducts periodic reviews of ballots voted by the proxy vendor to ensure they are in line with proxy voting procedures.

In cases where the Committee votes a proxy ballot it may conduct research internally and/or use the resources of an independent research consultant or use information from any of the following sources: legislative materials, studies of corporate governance and other proxy voting issues, reports by issuers’ management on pending proxy votes, and/or published analyses of shareholder and management proposals. In such voting circumstances, two votes from voting members of the Committee or one voting member of the Committee and an internal legal counsel are required.

Los Angeles Capital’s Operations Department handles the day-to-day administration of the proxy voting process.

IV.	Proxy Voting Procedures

Glass Lewis provides for the timely execution of specified proxy votes on the Firm’s behalf, which includes complete account set-up, vote execution, reporting, recordkeeping, and compliance with ERISA.

Los Angeles Capital’s responsibility for voting proxies is generally determined by the obligations set forth under each client’s Investment Management Agreement, Limited Partnership Agreement, Prospectus, Trust Agreement or other legal documentation governing the account. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser or delegated to a sub-adviser unless the voting right is retained by a named fiduciary of the plan. If an advisory or sub-advisory contract or similar document states that Los Angeles Capital does not have the authority to vote client proxies, then voting is the responsibility of some other named fiduciary.

While Los Angeles Capital will accept direction from clients on specific proxy issues for their account, the Firm reserves the right to maintain its standard position on all other client accounts for which the Firm has proxy voting authority.

A.	Materiality

The Committee has designated certain materiality thresholds for situations in which the Committee may vote independently from Glass Lewis or may take separate actions in regard to securities lending limitations. Materiality thresholds are monitored daily and are escalated to the Committee for review.

B.	Conflicts of Interest

Los Angeles Capital attempts to minimize the risks of conflicts and reviews the Conflict of Interest Statement prepared by Glass Lewis on an annual basis.

If Glass Lewis identifies a potential conflict of interest between it and a publicly held company, it will disclose the relationship on the relevant proxy paper research report. In these situations, members of the Committee will review the proxy paper research report and vote the proxy in accordance with the Committee charter.

If an unforeseen conflict requires specialized treatment, alternate measures may be taken, up to and including having Glass Lewis refrain from writing a proxy paper research report and abstaining from making a voting recommendation on the company. In this scenario Glass Lewis would procure a substitute research report from an alternative qualified provider, and the Committee may be required to research and vote the proxy.

If the Committee identifies a potential material conflict of interest between Los Angeles Capital or an affiliated person of the Firm and the issuer whose ballot is being voted, the client whose account holds the shares of such issuer will be notified. If no directive on how to vote is issued by the client, the Committee will vote in such a way that, in the Committee’s opinion, fairly addresses the conflict in the best interest of the client.

C.	Disclosure

Los Angeles Capital will provide clients with a copy of the Firm’s current proxy policies and procedures upon request. In addition, clients may request, at any time, a copy of the Firm’s voting records for their respective account(s) by making a formal request to Los Angeles Capital. Los Angeles Capital will make this information available to a client upon its request within a reasonable time. For further information, please contact a member of Operations at operations@lacapm.com.

Los Angeles Capital generally will not disclose how it has voted or intends to vote on behalf of a client account except as required by applicable law but may disclose such information to a client regarding their portfolio who itself may decide or may be required to make public such voting information. Los Angeles Capital will not disclose past votes or share amounts voted except: (i) for a valid business purpose as determined in the discretion of the Chief Compliance Officer or Chief Legal Officer, (ii) to the respective client for such client’s account, (iii) as required on Form N-PX related to Say-on-Pay votes, or (iv) as otherwise required by law.

D.	Recordkeeping

All proxy records pursuant to Section 204-2 of the Advisers Act are retained by either Glass Lewis or Los Angeles Capital. Glass Lewis retains (1) records of proxy statements received regarding client securities, and (2) records of each vote cast. Los Angeles Capital retains (1) copies of its proxy policies, procedures, and Firm Guidelines; (2) copies of any document created by Los Angeles Capital that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) each written client request for information on how the adviser voted proxies on behalf of the client; (4) a copy of any written response by Los Angeles Capital to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client; and (5) regulatory filings related to proxy voting.

ERISA Accounts

Los Angeles Capital’s maintains access to proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether Los Angeles Capital is fulfilling its obligations. Such records may be maintained via Glass Lewis’ electronic system. Retention may include: (1) issuer name and meeting; (2) issues voted on and record of the vote; (3) number of shares eligible to be voted on the record date; (4) number of shares voted; and (5) where appropriate, cost-benefit analyses.

Duration

Proxy voting books and records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, the records are fully accessible in Los Angeles Capital’s office and electronically.

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